FIDELITY RETIREMENT RESERVES
AUGUST 10, 1998 SUPPLEMENT TO THE STATEMENT
OF ADDITIONAL INFORMATION DATED APRIL 30, 1998

The following language amends the GENERAL INFORMATION section on page 13 of the Fidelity Retirement Reserves Statement of Additional
Information:
Investments by the underlying funds in securities of foreign issuers may result in a foreign investment tax credit which Fidelity
Investments Life Insurance Company will claim on its federal income tax filings.


N.NRR-SAISTK-0898